UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2004

BP International, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware	95-3937129
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

510 West Arizona Ave, DeLand, FL 32720
(Address of principal executive offices)

Registrant's telephone number including area code: 386.943.6222

20462 Chartwell Center Drive, Cornelius, NC 28031
(Former name, former address and former fiscal year, if changed since last report.)

Item 7. Financial Statements and Exhibits.

BP International, Inc. hereby amends its current report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2004 to submit financial statements, pro forma financial information, and related exhibits with respect to the Company's recent acquisition of Telas Olefinas S.A. de C.V.

EXHIBITS: The following exhibits are filed herewith:

99.1 Financial Statements of Telas Olefinas S.A. de C.V.

99.2 Unaudited Pro Forma Financial Information.

32.1 Consent of Tschopp, Whitcomb and Orr, P.A., Independent Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BP International, Inc.
August 13, 2004

/s/ Larry Ball
___________________________________________
Larry Ball,
President of BP International, Inc.

EXHIBIT 99.1 Financial Statements of Ball Products, Inc.

Financial Statements

TELAS OLEFINES, S.A. DE C.V.

(A Development Stage Company)

December 31, 2003

TELAS OLEFINES, S.A. DE C.V.

(A Development Stage Company)

Table of Contents

Independent Auditors' Report 1

Financial Statements:

Balance Sheet 2

Statements of Operations 4

Statements of Capital Deficit 5

Statements of Cash Flows 6

Notes to Financial Statements 7

TELAS OLEFINES, S.A. DE C.V.

(A Development Stage Company)

Financial Statements

December 31, 2003

(With Independent Auditors' Report Thereon)

TSCHOPP, WHITCOMB & ORR, P.A.

2600 Maitland Center Parkway, Suite 330

Maitland, Florida 32751

Independent Auditors' Report

Board of Directors

Telas Olefines, S.A. de C.V.

We have audited the accompanying balance sheet of Telas Olefines, S.A. de C.V. (a development stage company) as of December 31, 2003, and the related statements of operations, capital deficit and cash flows for the year ended December 31, 2003 and the period from July 6, 2001 (inception) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Telas Olefines, S.A. de C.V. (a development stage company) as of December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2003 and the period from July 6, 2001 (inception) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ TSCHOPP, WHITCOMB & ORR, P.A.

August 12, 2004

TELAS OLEFINES, S.A. DE C.V.
(A Development Stage Company)

Balance Sheet

December 31, 2003

Assets

Current assets:
Cash	$ 2,240
Other receivables	1,653
Prepaid expenses	33,301

Total current assets	37,194

Property and equipment (note 3):
Buildings and building improvements	462,316
Manufacturing equipment	421,351
Furniture and fixtures	4,453
Vehicles	15,654

903,774
Less accumulated depreciation	2,102

Property and equipment, net	901,672

$ 938,866

(Continued)

See accompanying notes to financial statements.

TELAS OLEFINES, S.A. DE C.V.
(A Development Stage Company)

Balance Sheet (Continued)

December 31, 2003

Liabilities and Capital Deficit

Current liabilities:
Accounts payable and accrued expenses		$ 51,322
Due to affiliate (note 2)		1,073,671

	Total current liabilities	1,124,993

Commitment (note 4)

Capital deficit (note 6)
Common stock - $10 par value, 600 shares
Issued and outstanding 50 shares	issued and outstanding	5,340
Deficit accumulated during the development stage		(205,290)
Other comprehensive income		13,823

	Total capital deficit	(186,127)

		$ 938,866

TELAS OLEFINES, S.A. DE C.V.
(A Development Stage Company)

Statements of Operations

Year ended December 31, 2003 and the
period from July 6, 2001 (inception) through December 31, 2003

		Period from
		July 6, 2001
		(inception)
	Year Ended	through
	December 31,	December 31,
	2003	2003

Net sales	$ -	-
Cost of goods sold	-	-

Gross profit	-	-

Selling, general and administrative	140,928	203,188

Operating loss	(140,928)	(203,188)

Other expense
Depreciation	2,102	-

Loss before provision for income taxes	(143,030)	(203,188)

Provision for income taxes (note 3)	-	-

Net loss	$ (143,030)	(203,188)

Weighted average shares outstanding - basic and diluted	600	600

Basic and fully diluted loss per share	$ (238.38)	(338.65)

See accompanying notes to financial statements.

TELAS OLEFINES, S.A. DE C.V.
(A Development Stage Company)

Statements of Cash Flows

Year Ended December 31, 2003 and the
period from July 6, 2001 (inception) through December 31, 2003

		Period from
		July 6, 2001
		(inception)
	Year Ended	through
	December 31,	December 31,
	2003	2003

Cash flows from operating activities:
Net loss	$ (143,030)	(205,290)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation expense	2,102	2,102
Net increase (decrease) in cash flows from changes in:
Other receivables	103	(1,653)
Prepaid expenses	(22,648)	(33,301)
Accounts payable and accrued expenses	50,635	51,322

Net cash used in operating activities	(112,838)	(186,820)

Cash flows from investing activities:
Purchase of property and equipment	(670,992)	(903,774)
Proceeds from issuance of common stock	-	5,340

Net cash used in investing activities	(670,992)	(898,434)

Cash flows from financing activities:
Due to affiliate	773,361	1,073,671

Effect of foreign currency translation	8,537	13,823

Net increase (decrease) in cash	(1,932)	2,240

Cash at beginning of the period	4,172	-

Cash at end of the period	$ 2,240	2,240

See accompanying notes to financial statements.

TELAS OLEFINES, S.A. DE C.V.
(A Development Stage Company)

Statements of Capital Deficit

Period from July 6, 2001 (inception) through December 31, 2003

					Deficit
					Accumulated
					During the		Other
	Common Stock				Development		Comprehensive		Total
	Shares		Amount		Stage		Income		Capital

Issuance of capital stock	600		$ 5,566		-		-		6,000

Net loss					(14,191)				(14,191)

Foreign currency translation	-		(53)		-		1,841		1,788

Balances, December 31, 2001	600		5,513		(14,191)		1,841		(6,837)

Net loss	-		-		(48,069)		-		(48,069)

Foreign currency translation	-		212		-		3,060		3,272

Balances, December 31, 2002	600	#	5,725	#	(62,260)	#	4,901	#	(51,634)

Net loss	-		-		(143,030)		-		(143,030)

Foreign currency translation	-		(385)		-		8,922		8,537

Balances, December 31, 2003	600	#	5,340	#	(205,290)	#	13,823	#	(186,127)

See accompanying notes to financial statements.

TELAS OLEFINES, S.A. DE C.V.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2003

(1) Organization and Summary of Significant Accounting Policies

  Corporate Organization

Telas Olefines, S.A. de C.V. (the "Company") was incorporated on July 6, 2001 under the laws of Mexico. The Company was formed to operate a fabric knitting plant, which is located in Zequesquitengo Moreles, Mexico. At December 31, 2003, the plant had not yet commenced manufacturing operations.
  Basis of Presentation

  The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America ("U.S.") and in U.S. dollars.

  Property and Equipment

Property and equipment are recorded at cost. The Company provides for depreciation using the straight-line method over the estimated useful lives of the respective assets, which range from 5 to 39 years. Expenditures for repairs and maintenance are charged to operations as incurred.
  Use of Estimates

  Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

  Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash, other receivables, accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of amounts due to affiliate which amount to approximately $1,075,000.

(Continued)

TELAS OLEFINES, S.A. DE C.V.

(A Development Stage Company)

Notes to Financial Statements

(1) Organization and Summary of Significant Accounting Policies (Continued)

  Income Taxes

  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

    Foreign Currency Translation

The financial statements of the Company are generally measured using local currency as the functional currency. Net exchange gains or losses resulting from the translation of the financial statements of the Company from its functional currency (Mexican Pesos) are recorded as a separate component of capital deficit.
  Cash and Cash Equivalents

  For purposes of cash flows, the Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents.

  Accounting for the Impairment of Long-Lived Assets

The Company follows the guidance under Statement of Financial Accounting Standards No. 121 (SFAS 121) "Accounting for the Impairment of Long-Lived Assets to be Disposed of." SFAS 121 required impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the asset's carrying amount. SFAS 121 also addressed the accounting for long-lived assets that are expected to be disposed of. Management has determined that there is no impairment of long-lived assets as of December 31, 2003.
  Due to Affiliate

Amounts due to affiliate represent advances to BP International, Inc. ("BPI"), a U.S. corporation controlled by the Company's principal stockholders. The advances have been made primarily for the acquisition of property and equipment. These advances are unsecured, non-interest bearing and due on demand.

TELAS OLEFINES, S.A. DE C.V.

(A Development Stage Company)

Notes to Financial Statements

  Income Taxes

  During the year ended December 31, 2003, the Company experienced a net loss of approximately $143,000. At December 31, 2003, the Company has net operating loss carryforwards of approximately $205,000. A valuation allowance substantially equal to the tax benefit of the net operating loss carryforward has been established since it is uncertain that future taxable income will be realized during the carryforward period. Accordingly, no income tax provision has been recognized in the accompanying financial statements.

  Commitments

In January 2003, the Company entered into a manufacturing agreement with BPI to produce synthetic fabrics and yarns for use in BPI's products. The term of the agreement is for ten years. The agreement can be terminated by either party with written notice 180 days in advance.
  Loss Per Share of Common Stock

  Loss per share of common stock has been computed based upon the weighted average number of common shares outstanding during the years presented. At December 31, 2003, there were no outstanding common stock equivalents.

  Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income," establishes a standard for reporting and displaying comprehensive income and its components within the financial statements. Comprehensive income includes charges and credits to stockholders' equity that is not the result of transactions with shareholders. Comprehensive income is composed of two subsets -- net income and other comprehensive income. Included in other comprehensive income for the Company are cumulative translation adjustments. These adjustments are accumulated within stockholders' equity. Cumulative translation adjustments are not adjusted for income taxes as they relate to indefinite investments in non-U.S. entities. Items affecting comprehensive income (loss) amounted to $8,922 and $13,823 for the year ended December 31, 2003 and the period from July 6, 2001 (inception) through December 31, 2003, respectively.

TELAS OLEFINES, S.A. DE C.V.

(A Development Stage Company)

Notes to Financial Statements

  Subsequent Event

In May 2004, BPI acquired 80% of the outstanding stock of the Company in exchange for the forgiveness of debt of approximately $1,042,000 owed to BPI at that date.

99.2 Unaudited Pro Forma Financial Information.

Pro Forma Balance Sheet

			Telas Olefines S.A. de C.V.		Proforma Adjustments		Combined Proforma Balance Sheet
			Fiscal Year Ended 05/31/04		Fiscal Year Ended 05/31/04		Fiscal Year Ended 05/31/04
Asset					BPI	Telas Olefines
Current Assets	$ 3,132,434.04		$ 4,506.73		$ (1,041,552.00)		$ 2,095,388.77
Other Assets	$ 2,070.00		$ 31,324.80				$ 33,394.80
PPE	$ 606,038.40		$ 921,558.38				$ 1,527,596.78
Total Assets		$ 3,740,542.44		$ 957,389.91				$ 4,697,932.35

Liability
Current Liability	$ 1,327,914.53		$ 1,197,865.31		$ (1,041,552.00)		$ 1,484,227.84
Long Term Liability	$ 3,764,042.69						$ 3,764,042.69
Equity
Current Year Net Earnings	$ (2,455,891.84)		$ (136,908.41)				$ (2,592,800.25)
Shareholders	$ 2,259,149.91		$ 13,747.72				$ 2,272,897.63
Retained Earnings	$ (1,154,672.85)		$ (117,314.71)				$ (1,271,987.56)
	Total Liabilities & Equity			$ 957,389.91				$ 4,697,932.35

Telas 12/31/03			Telas 12/31/02			Telas 5/31/03			Telas 05/31/04

	$4,038.42			$ 6,361.67			$ 5,897.87			$ 4,506.73
	$34,540.60			$ 11,431.27			$ 22,508.62			$ 31,324.80
	$937,424.35			$ 249,785.68			$ 666,076.96			$ 921,558.38
		$976,003.37			$ 267,578.62			$ 694,483.45			$ 957,389.91

	$1,166,880.43			$ 322,984.43			$ 806,168.91			$ 1,197,865.31

	-$140,928.76			-$48,069.20			$ (60,921.44)			$ (56,901.09)
	-$49,948.31			-$7,336.62			$ (50,764.02)			$ (183,574.31)
-$55,487.11			-$13,480.61			$ (56,393.27)			$ (188,901.21)
		$976,003.37			$ 267,578.62			$ 694,483.45			$ 957,389.91

Proforma Income Statement

	BP International, Inc	Telas Olefines S.A. de C.V.	Proforma Adjustments	Combined
	FYE 05/31/04	FYE 05/31/04	FYE 05/31/04	FYE 05/31/04

Revenue	$5,320,966.64	$0.00	$0.00	$5,320,966.64

COGS	$4,582,279.59	$0.00	$0.00	$4,582,279.59

Gross Profit	$738,687.05	$0.00	$0.00	$738,687.05

Operating Expenses	$1,962,446.73	$136,908.41	$0.00	$2,099,355.14

Operating Profit	($1,223,759.68)	($136,908.41)	$0.00	($1,360,668.09)

Non Operating Expenses	$1,232,132.16	$0.00	$0.00	$1,232,132.16

Net Profit (Loss)	($2,455,891.84)	($136,908.41)	$0.00	($2,592,800.25)

10.83	= 12/31/03 average exchange rate
9.77	= 12/31/02 average exchange rate
11.26	= 05/31/04 average exchange rate
10.66	= 05/31/03 average exchange rate

Telas Olefines
	12/31/2003	12/31/2002	5/31/2003	5/31/2004
	$ -	$ -	$ -	$ -

	$ -	$ -	$ -	$ 12,915.28

	$ -	$ -	$ -	$ (12,915.28)

	$ 140,928.76	$ 48,069.20	$ 60,921.44	$ 43,985.81

	$(140,928.76)	$ (48,069.20)	$ (60,921.44)	$ (56,901.09)

	$ -	$ -	$ -	$ -

	$(140,928.76)	$ (48,069.20)	$ (60,921.44)	$ (56,901.09)

32.1 Consent of Tschopp, Whitcomb and Orr, P.A., Independent Accountants

TSCHOPP, WHITCOMB & ORR, P.A.

2600 Maitland Center Parkway, Suite 330

Maitland, Florida 32751

The Board of Directors

BP International, Inc.

We consent to the use of our report, dated August 12, 2004, in the Current Report on Form 8-K/A dated August 13, 2004.

/S/ TSCHOPP, WHITCOMB & ORR, P.A.

August 12, 2004

Maitland, Florida